SUPPLEMENT TO THE PROSPECTUS OF
FIDELITY RETIREMENT RESERVES,®
FIDELITY INCOME ADVANTAGE,®
AND FIDELITY LIFETIME RESERVES®
ISSUED BY FIDELITY INVESTMENTS
LIFE INSURANCE COMPANY ("FILI")

SUPPLEMENT TO THE PROSPECTUS OF
RETIREMENT RESERVES, INCOME ADVANTAGE, AND LIFETIME RESERVES ISSUED BY
EMPIRE FIDELITY INVESTMENTS
LIFE INSURANCE COMPANY® ("EFILI")

EACH DATED APRIL 30, 2006

THE FUNDS

The following fund's investment strategy and investment objective changed as indicated below.

The investment strategy and investment objective for Credit Suisse Small Cap Core I has changed. Effective December 1, 2006 the portfolio's investment strategy changed to a quantitative approach, rather than a traditional fundamental equity research approach. In addition, effective December 1, 2006, Credit Suisse Small Cap Core I seeks capital growth by investing in equity securities of small U.S. value or growth companies. Previously, the fund only focused on investing in equity securities of small U.S. growth companies.

Important

You will find more complete information about the Funds, including the risks associated with each Fund, in their respective prospectuses. You should read them in conjunction with this prospectus. You can obtain a prospectus for any underlying Fund by calling 1-800-544-2442.